FIRST AMENDMENT TO CREDIT AGREEMENT



     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated effective as of the 31st day of May, 1996, among NATIONAL DATA CORPORATION, a Delaware corporation (the
"Borrower"), the banks (the "Banks") party to the Credit
Agreement referred to below, and WACHOVIA BANK OF GEORGIA, N.A., a national banking association, acting in its capacity as agent for itself and for the other Banks (in such capacity, the "Agent").


                      W I T N E S S E T H:


     WHEREAS, the Borrower, the Banks and the Agent executed and delivered that certain $50,000,000 Credit Agreement, dated as of even date herewith (the "Credit Agreement");

     WHEREAS, the Borrower has requested and the Banks and the Agent have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Banks and the Agent hereby covenant and agree as follows:

     1.   Definitions.   Unless otherwise specifically defined
herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein", and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     2.   Amendment to Section 4.04(b). Section 4.04(b) of the
Credit Agreement hereby is amended by deleting the same in its entirety and substituting the following in lieu thereof:

               (b) Since February 29, 1996, there has been no event, act, condition or occurrence having a Material Adverse Effect. The Agent and the Banks acknowledge and agree that those certain restructuring and asset impairment charges against the assets of the Borrower and its Subsidiaries to be reflected in the financial statements for and incurred solely for the period of the Fiscal Quarter

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     ending either May 31, or August 31, 1996, in an amount not to exceed (i) $44,100,000 with respect to the Borrower and its Subsidiaries, and (ii) $48,000,000 with respect to the Borrower and its Subsidiaries, and GPS and Comerica on a combined basis (the "Asset Impairment Charges") shall not constitute a Material Adverse Effect.

     3. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other loan documents executed and/or delivered in connection herewith.

     4. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     5. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     7. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     8. No Default. To induce the Banks and the Agent to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and
(ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the obligations arising under the Credit Agreement or the other Loan Documents.

     9. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in

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connection herewith to evidence the amendments herein contained to the Credit Agreement.

     10. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

     11. Conditions Precedent. The following shall constitute express conditions precedent to the delivery of this Amendment by the Banks and the Agent: receipt by the Agent from each of the parties hereto of a duly executed counterpart of this Amendment.


          IN WITNESS WHEREOF, the Borrower, the Banks and the
Agent have caused this Amendment to be duly executed, under seal, by their respective duly authorized officers as of the day and year first above written.


                              NATIONAL DATA CORPORATION        (SEAL)


                              By: /s/ E. Michael Ingram
                                   Title:  Secretary



                              WACHOVIA BANK OF GEORGIA, N.A.,  (SEAL)
                              in its capacity as a Bank and
                              as the Agent


                              By: /s/ William B. Nixon
                                   Title:  Vice President



                              THE FIRST NATIONAL BANK OF
                                  CHICAGO                       (SEAL)


                              By: /s/ Ed A. Adams
                                   Title:  Corporate Banking Officer



                              SUNTRUST BANK, ATLANTA            (SEAL)


                              By: /s/ Dennis H. James
                                   Title:  AVP

                              By: /s/ J. Christopher Deisley
                                   Title:  FVP


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            ACKNOWLEDGMENT AND CONSENT OF GUARANTORS


     Each of the undersigned hereby (i) acknowledges receipt of the foregoing Amendment, (ii) consents thereto, (iii) agrees to be bound thereby, and (iv) restates and affirms its respective obligations under its respective Subsidiary Guaranty executed and delivered in favor of the Agent (for the ratable benefit of the Banks) without defense, counterclaim or set-off.

NDC FEDERAL SYSTEMS, INC., a
Delaware corporation


By: /s/ E. Michael Ingram          ZADALL SYSTEMS GROUP, INC., a
    Title: VP & General Counsel    Texas corporation


NDC INTERNATIONAL, LTD., a         By: /s/ E. Michael Ingram
Georgia corporation                    Title: VP & General Counsel


By: /s/ E. Michael Ingram          LEARNED-MAHN, INC., an Idaho
    Title: VP & General Counsel    corporation


NATIONAL DATA PAYMENT SYSTEMS,     By: /s/ E. Michael Ingram
INC., a New York corporation           Title: VP & General Counsel


By: /s/ E. Michael Ingram          GLOBAL PAYMENT HOLDING
    Title: VP & General Counsel    COMPANY, a Georgia corporation


NATIONAL DATA REALTY, INC., a      By: /s/ E. Michael Ingram
Georgia corporation                    Title: Treasurer & General Counsel


By: /s/ E. Michael Ingram          GPS HOLDING LIMITED
    Title: VP & General Counsel    PARTNERSHIP, a Georgia limited
                                   partnership

NATIONAL DATA CORPORATION OF       By: National Data Corporation,
CANADA,A LTD., a limited           its general partner
liability company organized
pursuant to the laws of
Ontario                            By: /s/ E. Michael Ingram
                                       Title: Secretary

By: /s/ E. Michael Ingram
    Title: VP & General Counsel    C.I.S. TECHNOLOGIES, INC.

NDC YES CHECK, INC., a Georgia
corporation                        By: /s/ Philip D. Kurtz
                                       Title: CEO

By: /s/ E. Michael Ingram
    Title: VP & General Counsel    C.I.S., INC.


NDC CHECK SERVICES, INC., an       By: /s/ Philip D. Kurtz
Illinois corporation                   Title: President


By: /s/ E. Michael Ingram
    Title: VP & General Counsel


AMSC, INC.


By: /s/ Thomas G. Noulles
    Title: VP


AMSC MIDWEST, INC.


By: /s/ Thomas G. Noulles
    Title: VP


CLINLAB, INC.


By: /s/ Thomas G. Noulles
    Title: VP